INDEPENDENT AUDITORS' REPORT

To the Stockholders
Bagels Unlimited, Inc.
Milwaukee, Wisconsin


We have audited the accompanying balance sheets of Bagels Unlimited, Inc. as of February 29, 1996 and February 28, 1995 and the related statements of operations and retained earnings (accumulated deficit) and cash flows for the periods then ended. We have also audited the accompanying statements of operations and retained earnings (accumulated deficit) and cash flows for the period since inception (August 11, 1993) to February 28, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As more fully discussed in Note 2, certain sales were not recorded by the Company's accounting records at the time the transactions took place. Management has estimated this amount to be approximately $29,000 which has been recorded in the February 29, 1996 financial statements. Due to lack of supporting records relating to the ultimate amount and timing of these sales, we were not able to form an opinion on them.

In our opinion, except for the item noted in the preceding paragraph, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Bagels Unlimited, Inc. as of February 29, 1996 and February 28, 1995 and the results of its operations and its cash flows for the periods ending February 29, 1996, February 28, 1995, and February 28, 1994 in conformity with generally accepted accounting principles.


/s/    Muehl, Steffes & Krueger, S.C.
       Milwaukee, Wisconsin
       June 13, 1996



                             BAGELS UNLIMITED, INC.
                                 Balance Sheets
                     February 29, 1996 and February 28, 1995
                       (See Independent Auditors' Report)


ASSETS                                                                           1996                   1995
- -------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS

Inventories                                                                     $ 34,986             $ 15,497
Prepaid income taxes                                                               6,242                --
Prepaid expenses                                                                   6,891                1,421
- -------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT ASSETS                                                              48,119               16,918
- -------------------------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT

Construction in progress                                                           2,530               59,320
Machinery and equipment                                                          314,981              183,854
Leasehold improvements                                                           358,527              239,427
- -------------------------------------------------------------------------------------------------------------------

TOTAL PROPERTY AND EQUIPMENT                                                     676,038              482,601

Less:  Accumulated Depreciation and Amortization                                 (97,845)             (35,417)
- -------------------------------------------------------------------------------------------------------------------

NET PROPERTY AND EQUIPMENT                                                       578,193              447,184
- -------------------------------------------------------------------------------------------------------------------

OTHER ASSETS

Franchise fees net of accumulated amortization of
 $11,084 and $4,230 as of February 29, 1996
 and February 28, 1995                                                            58,916               65,770
Organization costs net of accumulated amortization of $288
 and $160 as of February 29, 1996 and February 28, 1995                            1,630                1,758
Prepaid franchise fees                                                            10,000               10,000
Deferred tax asset                                                                28,000                  --
Investment, at cost                                                                3,500                3,500
Deposits                                                                           1,350                1,350
- -------------------------------------------------------------------------------------------------------------------

TOTAL OTHER ASSETS                                                               103,396               82,378
- -------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $ 729,708            $ 546,480
===================================================================================================================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.


                             BAGELS UNLIMITED, INC.
                                 Balance Sheets
                     February 29, 1996 and February 28, 1995
                       (See Independent Auditors' Report)


===================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                   1996                   1995
- -------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES

Checks issued, but not yet presented for payment                                 $ 2,027             $ 11,815
Line of credit                                                                    10,000               12,500
Notes payable                                                                    167,684                --
Due to franchiser                                                                 10,000               10,000
Due to officers                                                                  246,365              126,511
Accounts payable  291,266                                                        159,069
Accrued liabilities                                                              112,297               27,038
Accrued income taxes                                                               --                   9,248
- -------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT LIABILITIES                                                        839,639              356,181
- -------------------------------------------------------------------------------------------------------------------

LONG-TERM LIABILITIES

Deferred rent                                                                     16,348                9,685
Accrued interest                                                                   --                   7,502
Notes payable                                                                      --                 144,000
- -------------------------------------------------------------------------------------------------------------------

TOTAL LONG-TERM LIABILITIES                                                       16,348              161,187
- -------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                855,987              517,368
- -------------------------------------------------------------------------------------------------------------------

LEASE COMMITMENTS

STOCKHOLDERS' EQUITY (DEFICIT)

Common stock - no par value; 9,000 shares
 authorized, 2,000 shares issued and outstanding                                   2,000                2,000
Stock subscription receivable                                                     (2,000)              (2,000)
Retained earnings (accumulated deficit)                                         (126,279)              29,112
- -------------------------------------------------------------------------------------------------------------------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                            (126,279)              29,112
- -------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND
STOCKHOLDER'S EQUITY (DEFICIT)                                                 $ 729,708            $ 546,480
===================================================================================================================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.



                             BAGELS UNLIMITED, INC.
                 Statements of Operations and Retained Earnings
             (Accumulated Deficit) For the years ended February 29,
                         1996 and February 28, 1995 and
      for the period from inception (August 11, 1993) to February 28, 1994
                       (See Independent Auditors' Report)


===================================================================================================================

                                                                    1996              1995               1994
- -------------------------------------------------------------------------------------------------------------------
SALES                                                           $ 2,746,415        $ 1,430,573         $ 92,719

COST OF SALES                                                     2,338,541          1,111,214           72,855
- -------------------------------------------------------------------------------------------------------------------

GROSS PROFIT                                                        407,874            319,359           19,864

SELLING AND ADMINISTRATIVE EXPENSES                                 517,251            236,932           25,618
- -------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS                                      (109,377)            82,427           (5,754)

INTEREST EXPENSE                                                    (79,123)           (37,602)          (1,326)

OTHER                                                                   109                837               30
- -------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES (CREDIT)                         (188,391)            45,662           (7,050)

INCOME TAXES (CREDIT)                                               (33,000)             9,500            --
- -------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                  (155,391)            36,162           (7,050)
- -------------------------------------------------------------------------------------------------------------------

RETAINED EARNINGS (ACCUMULATED DEFICIT):

BALANCE - BEGINNING OF PERIOD                                        29,112             (7,050)           --
- -------------------------------------------------------------------------------------------------------------------

BALANCE - END OF PERIOD                                          $ (126,279)          $ 29,112         $ (7,050)
===================================================================================================================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.



                             BAGELS UNLIMITED, INC.
                        Statements of Cash Flows For the
             years ended February 29, 1996 and February 28, 1995 and
      for the period from inception (August 11, 1993) to February 28, 1994
                       (See Independent Auditors' Report)


===================================================================================================================
                                                                    1996              1995               1994
- -------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)                                                $ (155,391)          $ 36,162         $ (7,050)

ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO
 NET CASH PROVIDED BY OPERATING ACTIVITIES:

Depreciation and amortization                                        69,410             36,267            3,540
Deferred income taxes (credit)                                      (28,000)             --               --
Deferred rent                                                         6,663              7,946            1,739

INCREASE (DECREASE) IN CASH DUE TO CHANGES IN:

Inventories                                                         (19,489)            (8,248)          (7,249)
Prepaid expenses                                                     (5,470)            (1,421)           --
Prepaid income taxes                                                 (6,242)             --               --
Accounts payable                                                    182,321             75,014           22,932
Accrued liabilities                                                  77,757             27,212            7,328
Accrued income taxes                                                 (9,248)             9,248            --
- -------------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                           112,311            182,180           21,240
- -------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment                                 (243,561)          (295,381)        (126,097)
Cash paid for investment                                              --                 --              (3,500)
Deposit for leasehold improvements                                    --               (26,599)          25,249
Payment of organizational costs                                       --                 --              (1,918)
Payment of franchise fees                                             --               (52,500)         (17,500)
- -------------------------------------------------------------------------------------------------------------------

NET CASH (USED IN) INVESTING ACTIVITIES                            (243,561)          (374,480)        (123,766)
- -------------------------------------------------------------------------------------------------------------------

                                                    (continued)
===================================================================================================================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                             BAGELS UNLIMITED, INC.
                    Statements of Cash Flows - continued For
           the years ended February 29, 1996 and February 28, 1995 and for the period from inception (August 11, 1993) to February 28, 1994
                       (See Independent Auditors' Report)


===================================================================================================================

                                                                    1996              1995               1994
- -------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES

Net borrowings (payments) on line of credit                          (2,500)            12,500            --
Net borrowing on amounts due to officers                            119,854             21,661          104,850
Proceeds from the issuance note payable                              30,000            150,000            --
Principal payments on long-term debt                                 (6,316)            (6,000)           --
- -------------------------------------------------------------------------------------------------------------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                           141,038            178,161          104,850
- -------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH (CHECKS ISSUED,
 BUT NOT YET PRESENTED FOR PAYMENT)                                   9,788            (14,139)           2,324
- -------------------------------------------------------------------------------------------------------------------

BALANCE - BEGINNING OF PERIOD                                       (11,815)             2,324            --
- -------------------------------------------------------------------------------------------------------------------

BALANCE - END OF PERIOD                                            $ (2,027)         $ (11,815)         $ 2,324
===================================================================================================================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID DURING THE YEAR FOR:

Interest                                                           $ 43,379           $ 31,426         $  --
Income taxes                                                         10,490                259            --
- -------------------------------------------------------------------------------------------------------------------

TOTAL CASH PAID FOR INTEREST AND INCOME TAXES                      $ 53,869           $ 31,685         $  --
===================================================================================================================

SCHEDULE OF NONCASH FINANCING AND INVESTING ACTIVITIES

Purchase of property and equipment through
 accounts payable                                                  $ 10,999           $ 61,123         $  --
===================================================================================================================


        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.




                             BAGELS UNLIMITED, INC.
                        Notes to Financial Statements For
           the years ended February 29, 1996 and February 28, 1995 and for the period from inception (August 11, 1993) to February 28, 1994
                       (See Independent Auditors' Report)

===============================================================================

NOTE  1    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           NATURE OF BUSINESS

           Bagels Unlimited, Inc. d/b/a Big Apple Bagels (the Company) operates bagel stores in southeastern Wisconsin in accordance with franchise agreements with a regional franchiser. The Company began operating the stores on the following dates:

                                                              COMMENCEMENT
                STORE LOCATION                             DATE OF OPERATIONS
                --------------                             ------------------
                  Hales Corners                               December 1993
                  Brookfield                                  July 1994
                  Milwaukee - Marquette University            September 1994
                  Kenosha                                     April 1995

           INVENTORIES

           Inventories consist principally of perishable food supplies. Inventories are valued at the lower of cost or market using the first-in, first-out (FIFO) method.

           CREDIT POLICY

           Substantially all of the Company's revenues are from retail cash sales. Accordingly, the Company generally does not provide credit in the normal course of business.

           ESTIMATES

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

           DEPRECIATION AND AMORTIZATION

           Depreciation and amortization are computed using the straight line method (half year convention) over the estimated useful lives of the assets as follows:

             =====================================================

             Machinery and equipment           5 - 7 years
             Leasehold improvements            Length of the Lease
             =====================================================


             Other assets are being amortized using the straight line method over the following terms:

             =====================================================
             Franchise fees                    10 Years

             Organizational costs              15 Years
             =====================================================

           INVESTMENT

           During the period ended February 28, 1994, the company purchased nominal number of shares of stock of B.A.B. Holdings for $3,500. The investment is carried at cost.

           INCOME TAXES

           Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the bases of certain assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. If full realization of the deferred tax asset is not expected, a deferred tax valuation allowance will be recorded. Deferred taxes also are recognized for operating losses that are available to offset future taxable income and tax credits that are available to offset future federal and state income taxes.

           STATEMENT OF CASH FLOWS

           For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.


NOTE  2    RELATED PARTY TRANSACTIONS

           DUE TO OFFICERS

           As February 29, 1996 and February 28, 1995 the following amounts were due to the two corporate officers / stockholders of the Company:

             ======================================================================================================
                                                                       February 29, 1996        February 28, 1995
             ------------------------------------------------------------------------------------------------------
             Unsecured advances due to officers.  Interest is
             charged at 8%.  The advances are due on demand.               $ 246,365                $ 126,511
             ======================================================================================================


           During the year ended February 29, 1996, management determined that amounts collected directly by two of the Company's officers related to sales of Company product were not reflected in the Company's accounting records at the time the transactions took place. Management's analysis of the transactions in question revealed amounts totaling approximately $29,000. This amount has been reflected in the accompanying February 29, 1996 financial statements as an increase in sales and a reduction in the amount due to officers.

           OFFICE LEASE PAYMENTS

           During the period ended February 29, 1996, approximately $2,500 of rent was paid to an affiliated company for office rent. The payments were made under a verbal month to month lease with the affiliated company.

NOTE  3    LINE OF CREDIT / NOTES PAYABLE


             ===========================================================================================================
                                                                               February 29, 1996      February 28, 1995
             -----------------------------------------------------------------------------------------------------------
             LINE OF CREDIT

             The Company has a $10,000 ($15,000 as of February 28, 1995)
              line-of-credit with a bank which is due on demand. The line bears interest at the bank's prime rate plus 2.50%, (effective rate of
              10.75% as of February 29, 1996).  The line is unsecured.               $ 10,000             $ 12,500

             ===========================================================================================================




           Notes payable, as of February 29, 1996 and February 28, 1995, consist of the following:

             -----------------------------------------------------------------------------------------------------------
                                                                               February 29, 1996      February 28, 1995
             -----------------------------------------------------------------------------------------------------------
             Unsecured note payable due to an affiliated Company.
              The note is due on demand and bears interest at 8%.                    $ 30,000                 $  --

             Note payable, bearing interest at 1.0% above the prime rate
              (effective rate of 9.25% at February 28, 1996), payable monthly.
              The entire outstanding principal balance was paid in May 1996.
              Under the terms of the note payable, additional interest is due based upon 2% of the net sales of one of the four franchise stores operated by the Company. The additional interest is payable monthly and continues for an additional six months after the note
              is paid in full.                                                         91,218                94,000

             Note payable, bearing interest at .5% above the prime rate
              (effective rate of 8.75% at February 29, 1996), payable monthly.
              The entire outstanding principal balance was paid in May 1996.
              Under the terms of the note payable, additional interest is due based upon 1% of the net sales of one of the four franchise stores operated by the Company. The additional interest is payable monthly and continues for an additional six months after the note
              is paid in full.                                                         46,466                50,000
             -----------------------------------------------------------------------------------------------------------

             TOTAL                                                                    167,684               144,000

             Less:  Current Portion                                                  (167,684)                   --
             -----------------------------------------------------------------------------------------------------------

             LONG-TERM PORTION                                                          $  --             $ 144,000
             ===========================================================================================================


           Interest charged to operations for related party obligations was approximately as follows:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             INTEREST EXPENSE                                  $ 21,000               $ 9,000                $ 1,000
             ===========================================================================================================


           Included in accrued interest on the accompanying balance sheet is the estimated net present value of the additional interest due for six months after the related notes have matured.

NOTE  4    AGREEMENTS WITH FRANCHISER / SUBSEQUENT EVENT

           The Company has entered into various agreements with B.A.B. Holdings, Inc. (the franchiser) to own and operate "Big Apple Bagel" franchises. Under the terms of the agreements, the Company will purchase the rights for each franchise location for $17,500. The agreements require the Company to remit weekly royalty payments to the franchiser based on 5% of sales.

           Amounts expensed for royalties are approximately as follows:

             ===========================================================================================================

                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             ROYALTY EXPENSE                                  $ 136,000              $ 72,000                $ 6,000
             ===========================================================================================================


           The agreements also require the Company to remit advertising payments weekly to a fund for the benefit of the Company. The Company is reimbursed from the fund for qualified advertising expenditures. Amounts paid into the fund are expensed as the qualified expenditure is incurred. Included in prepaid expenses as of February 29, 1996 and February 28, 1995 were approximately $4,000 and $1,000, respectively, for amounts due from the fund .

           Amounts expensed for advertising were approximately as follows:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             ADVERTISING EXPENSE                               $ 61,000              $ 16,000                $ 4,000
             ===========================================================================================================


           The franchise agreements contain, among other things, guidelines for operations and conditions and restrictions on the sale and transfer of the franchises. Under certain conditions, the Franchiser has the option to purchase the assets of a location from the Company. Also, the Company may be required to remodel its franchise locations. The cost of the required remodeling may not exceed 2% of the cumulative sales of the franchise.

           The franchise agreements expire at the end of 10 years or at the end of the lease for the location of the franchise, which ever is shorter. The agreements may be extended if the leases are further extended or a new location acceptable to the Franchiser is secured within 120 days of the expiration of the lease.

           Franchise fee amortization was as follows:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             AMORTIZATION                                       $ 6,854               $ 3,792                  $ 438
             ===========================================================================================================


           The Company and the Franchiser are parties to an Area Development Agreement. Under the terms of the agreement and for a fee of $25,000, the Company was granted the exclusive right to develop "Big Apple Bagel" franchises in southeastern Wisconsin. The agreement further specifies that the first five franchises can be purchased for a $5,000 discount. As of February 29, 1996, three franchises have been purchased under this agreement. The full amount of the agreement was capitalized and applied to the net amount paid for the franchises as they were purchased and amortized accordingly.

           All of the amounts due to the Franchiser have been personally guaranteed by the stockholders' of the Company.

           On May 1, 1996, the Company sold substantially all of its assets to the Franchiser for approximately $770,000 in cash and publicly traded stock of the Franchiser. At the time of the sale, the remaining unpaid balance on the Area Development Agreement was deducted from the sales proceeds and the remaining balance in the prepaid franchise fees was charged to operations in May 1996. The Franchiser has also assumed all of the lease commitments of the Company.

NOTE  5    LEASE COMMITMENTS

           The Company leases its franchise locations from third parties under operating leases. The leases call for average monthly payments ranging from approximately $1,200 to $2,600. In addition to the monthly lease payments, the Company is responsible for its share (based on square feet leased) of common area expenses and real estate taxes. The Company is responsible for all other operating costs. The basic rent expense is being recorded on a straight line basis.

           The terms of the leases expire in terms ranging from September 1998 to May 2006. Certain leases contain options to extend the terms of the leases for an additional 5 years. One lease contains an option to extend the lease for two five year periods after the original term.

           The Company also leases two vehicles under operating leases which call for monthly payments of approximately $1,300.

           Rent, common area charges, and related taxes paid related to the above leases were approximately as follows:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             TOTAL                                            $ 148,000               $ 81,000               $ 6,000
             ===========================================================================================================


           Future minimum lease payments, which have been guaranteed by the Company's stockholders, excluding adjustments for inflation, for the above leases is as follows:

             =================================================
             Years ending February
             -------------------------------------------------

                      1997                         $ 129,000
                      1998                           127,000
                      1999                           124,000
                      2000                            80,000
                      2001                            30,000
                      Thereafter                     175,000
             =================================================



NOTE  6    INCOME TAXES EXPENSE (CREDIT)

           Income taxes (credit) consists of the following:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             Current -
               Federal                                         $ (5,000)              $ 6,000                  $  --
               State                                                 --                 3,500                     --
             -----------------------------------------------------------------------------------------------------------

             TOTAL CURRENT                                       (5,000)                9,500                     --

             DEFERRED TAXES (CREDIT)                            (28,000)                   --                     --
             -----------------------------------------------------------------------------------------------------------

             TOTAL INCOME TAXES (CREDIT)                      $ (33,000)              $ 9,500                  $  --
             ===========================================================================================================


           The deferred tax balance as of February 29, 1996 consists of the following:

             ===========================================================================================================
                                                                                                             1996
             -----------------------------------------------------------------------------------------------------------
             Accelerated depreciation for income tax purposes                                               $ (3,900)
             Non-deductible deferred rent                                                                      3,400
             Non-deductible accrued interest                                                                   4,100
             Federal net operating loss carryforward                                                          18,400
             State tax loss and credit carryforwards                                                           8,200
             Other temporary differences, net                                                                  2,100
             Deferred tax valuation allowance                                                                 (4,300)
             -----------------------------------------------------------------------------------------------------------

             NET DEFERRED TAX ASSET - LONG-TERM                                                             $ 28,000
             ===========================================================================================================


           The deferred tax balances as of February 28, 1995 were immaterial.


           The provision for income taxes (credit) differs from the amount computed by applying the U.S. federal statutory income tax rate of approximately 15% to income (loss) before income taxes (credit) as follows:

             ===========================================================================================================
                                                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             Income taxes (credit) at U.S. statutory rate     $ (28,300)              $ 6,800               $ (1,100)

             INCREASE IN TAXES RESULTING FROM:
               State taxes, net of federal benefit              (11,300)                2,700                   (400)
               Permanent differences                                700                   100                     --
               Change in deferred tax valuation
               allowance                                          4,300                    --                     --
               Other                                              1,600                  (100)                 1,500
             -----------------------------------------------------------------------------------------------------------

             INCOME TAXES (CREDIT)                            $ (33,000)              $ 9,500                  $  --
             ===========================================================================================================


           The Company has carryforwards for income tax purposes as of February 29, 1996 approximately as follows:

             ===========================================================================================================
                                                                 Federal Net Operating Loss     Wisconsin Net Operating
             Expiring in Periods Ending                                                                  Loss
             -----------------------------------------------------------------------------------------------------------
                     2011                                                  $ 123,000                   $ 117,000
             ===========================================================================================================



NOTE  7    PRIOR PERIOD ADJUSTMENTS

           The following is the approximate impact on the financial statements for errors subsequently discovered and retroactively corrected in the accompanying financial statements.

             ===========================================================================================================
             Periods Ended                               February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             Net income (loss) as previously
             reported on the Company's compiled
             financial statements                            $ (164,000)             $ 64,000                $ 8,000

             Unrecorded cash sales collected by
             corporate officers                                  29,000                    --                     --

             Reversal of prior year accruals                     17,000                15,000                     --

             Corrections to accounts payable                     (9,000)              (12,000)               (15,000)

             Corrections to prepaid expenses                    (14,000)                1,000                     --

             Unrecorded vacation accruals                        (2,000)               (4,000)                    --

             Correction of accrued interest                     (16,000)               (8,000)                    --

             Recording rent expense on a
             straight-line basis                                 (4,000)              (10,000)                (1,000)

             Corrections to useful lives of
             franchise fees and leasehold
             improvements                                       (25,000)              (14,000)                 1,000

             Income tax impact of various adjustments            33,000                 4,000                     --
             -----------------------------------------------------------------------------------------------------------
             NET INCOME (LOSS)                               $ (155,000)             $ 36,000               $ (7,000)
             ===========================================================================================================




           The corrections had the following impact on the balance sheets as previously presented:

             ===========================================================================================================
             Increase (Decrease)                         February 29, 1996     February 28, 1995      February 28, 1994
             -----------------------------------------------------------------------------------------------------------
             Current Assets                                   $ (17,000)            $ (12,000)              $ (2,000)

             Deferred Tax Asset                                  28,000                    --                     --

             Property, Equipment and Other Assets               (23,000)               58,000                 26,000

             Current Liabilities                                  6,000                72,000                 37,000

             Long-Term Liabilities                               16,000                17,000                  2,000

             Retained Earnings (Accumulated Deficit)            (34,000)              (43,000)               (15,000)
             ===========================================================================================================


NOTE  8    CONCENTRATIONS

           Substantially all of the Company's revenues are derived from retail sales in four locations located in southeastern Wisconsin.






                             BAGELS UNLIMITED, INC.
                                TABLE OF CONTENTS


===============================================================================

                                                                        PAGE
- -------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS

            Balance Sheets                                             2 - 3

            Statements of Operations and Retained Earnings
              (Accumulated Deficit)                                        4

            Statements of Cash Flows                                   5 - 6

            Notes to Financial Statements                             7 - 17
===============================================================================



===========================
BAGELS UNLIMITED, INC.


Audited Financial
Statements



For the periods ended

February 29, 1996
February 28, 1995
February 28, 1994
===========================